AMENDED AND RESTATED

BY-LAWS

OF

STERLING GOLD CORP.
(a Nevada Corporation)

January •, 2008

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(continued)
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-ii-

(continued)
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ARTICLE VIII.	CORPORATE SEAL	27
ARTICLE IX.	FISCAL YEAR	27
ARTICLE X.	PRINCIPAL EXECUTIVE OFFICES	27
ARTICLE XI.	AMENDMENTS	27

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ARTICLE I. MEETINGS OF STOCKHOLDERS

Section 1. Place of Meetings.

Subject to the next sentence, all meetings of stockholders shall be held at the registered office of the Corporation in the State of Nevada or at such other places within or without the State of Nevada as may be determined by the Board. If no such place is designated by the Board of Directors of the Corporation (the “Board”), the place of meeting will be the principal business office of the Corporation. The Board may determine that any or all meetings shall not be held at any place, but shall instead be held solely by means of remote communications in accordance with such guidelines and procedures and such additional guidelines and procedures, not inconsistent therewith, as may be adopted from time to time by the Board or required by the Nevada Revised Statutes, as then in effect (the “Law”).

Section 2. Annual Meeting.

An annual meeting of stockholders for the election of directors and the transaction of such other business as may be properly brought before such meeting shall be held each year on a date and at a time designated by the Board. Any annual meeting of stockholders may from time to time be adjourned, postponed or canceled in accordance with Section 5(c) of this Article I.

Section 3. Special Meetings.

Special meetings of stockholders may be called by the President of the Corporation, any two (2) directors, the entire Board, or by such other officers or persons as the Board may designate; but no such meeting shall be called or convened, or be deemed to have been duly called or convened, unless it shall have been called in accordance with these By-Laws. Any special meeting of stockholders may from time to time be adjourned, postponed or canceled in accordance with Section 5(c) of this Article I.

For a special meeting of stockholders to be duly called or convened, a person or persons permitted to call a special meeting of stockholders must give notice to that effect in writing to the Secretary not more than sixty (60) days and not less than ten (10) days before the date of such meeting proposed by such person or persons. Such notice shall state the purpose or purposes of such meeting and propose a place, date and hour of such meeting.

For purposes of these By-Laws, except as otherwise provided in the relevant provision of these By-Laws, all notices required or permitted to be given to the Secretary must be given either by personal delivery or United States mail, postage prepaid, and in each case addressed to the Secretary at the principal executive office of the Corporation or the registered office of the Corporation in the State of Nevada. No such notice shall be deemed to have been duly given until actual receipt at such address.

Section 4. Record Date.

(a) In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing such record date is adopted by the Board and which record date shall not be more than sixty (60) and not less than ten (10) days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice of such meeting is given or, if such notice is waived by all of the stockholders, the close of business on the day next preceding the day on which such meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for such adjourned meeting.

(b) In order to determine the stockholders entitled to consent to action in writing without a meeting, the Board may fix a record date, which record date shall not precede or be more than ten (10) days after the date upon which the resolution fixing such record date is adopted by the Board. If no record date is fixed by the Board, the record date for determining stockholders entitled to consent to action in writing without a meeting, when no prior action by the Board is required by the Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Secretary at the registered office of the Corporation in the State of Nevada or the principal executive office of the Corporation, or an officer or agent of the Corporation having custody of the book in which the proceedings of meetings of stockholders are recorded. Delivery made to the Secretary must be made either by personal delivery or by United States certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by the Law, the record date for determining stockholders entitled to consent to action in writing without a meeting shall be the close of business on the day on which the Board adopts the resolution taking such prior action.

(c) In order to determine the stockholders (i) entitled to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of shares of capital stock of the Corporation or (ii) for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing such record date is adopted by the Board and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders therefor shall be at the close of business on the day on which the Board adopts the resolution relating to such action.

Section 5. Notice of Meetings; Waiver.

(a) Each notice of each meeting of stockholders shall state the place, date and hour of such meeting and, unless it is an annual meeting of stockholders, shall indicate that it is being sent by or at the direction of the person or persons calling such meeting and state the purpose or purposes for which such meeting is being called. Not less than ten (10) (or twenty (20) in the event of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of all or substantially all of the Corporation's property, business or assets) and not more than sixty (60) days before the date of such meeting, the Secretary shall give or cause to be given notice of such meeting to each person entitled thereto. Except as otherwise provided in the next three (3) paragraphs of this Section 5(a), such notice shall be given either by personal delivery or mail. If mailed, such notice shall be deemed to have been duly given to a stockholder when it is deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the stock records of the Corporation or, if he or she shall have filed with the Secretary a written request that notices to him be mailed to some other address, then directed to him at such other address.

Any notice required or permitted to be given by the Secretary or the Corporation under the Law, the Articles of Incorporation as then in effect (the “Articles of Incorporation”) or these By-Laws to any stockholder shall be deemed to have been duly given to such stockholder if (i) such notice is duly given to a stockholder who shares the same address as such stockholder and (ii) such stockholder shall have consented to the giving of such notice or notices generally to the stockholder who shares such address. If a stockholder fails to give written notice to the Secretary, within sixty (60) days after the Corporation shall have given written notice of its intention to give a notice or notices generally to such stockholder by giving it or them to a stockholder who shares the same address as such stockholder as permitted by the Law, objecting thereto, such stockholder shall be deemed to have so consented. Such stockholder may revoke such consent at any time by giving written notice to that effect to the Secretary.

Any notice required or permitted to be given by the Corporation under the Law, the Articles of Incorporation or these By-Laws to any stockholder shall be deemed to have been duly given to such stockholder if (i) such notice is given by electronic transmission and (ii) such stockholder shall have consented to the giving of such notice or notices generally to such stockholder by electronic transmission. Such stockholder may revoke such consent at any time by giving written notice to that effect to the Secretary. Such stockholder shall be deemed to have revoked such consent if (i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation to such stockholder in accordance with such consent and (ii) such inability becomes known to the Secretary, the transfer agent for the class of capital stock of the Corporation held by such stockholder or some other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not affect the validity of any meeting of stockholders or any action taken thereat. Notice given to such stockholder by electronic transmission in accordance with these By-Laws shall be deemed to have been duly given to such stockholder: (i) if by facsimile telecommunication, when directed to a number at which such stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which such stockholder has consented to receive notice; (iii) if by posting on an electronic network together with separate notice to such stockholder of such specific posting, upon the later of such posting or the giving of such separate notice; and (iv) if by another form of electronic transmission, when directed to such stockholder.

For purposes of these By-Laws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process.

(b) A written waiver of notice of a meeting of stockholders signed by a stockholder entitled to notice of such meeting, before or after such meeting, shall be deemed to be equivalent to the giving of proper notice to such stockholder of such meeting. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when such stockholder attends such meeting for the express purpose of objecting (and, in fact, clearly objects), at the commencement of such meeting, to the transaction of any business at such meeting because such meeting was not lawfully called or convened. Neither the business to be transacted at nor the purpose of any meeting of stockholders is required to be specified in any written waiver of notice of such meeting.

(c) Any meeting of stockholders may be adjourned, postponed or canceled at any time and from time to time, regardless of whether a quorum is present, by the Board or the chairman of the meeting (or a majority of the shares so represented) for any reason (including, without limitation, when a quorum is not present at the commencement of such meeting or where necessary, appropriate or expedient for the proper and orderly conduct of such meeting or to tabulate any vote, the tabulation of which is necessary for the continued conduct of such meeting).

(d) When a meeting of stockholders is adjourned to another date, hour or place (or, if adjourned by the Board, remote communications), it shall not be necessary to give any notice of the adjourned meeting if the date, hour and place (or, if adjourned by the Board, remote communications) to which such meeting is adjourned are announced at such meeting. Any business may be transacted at such adjourned meeting which might have been transacted at the original meeting. If the adjournment is more than sixty (60) days or if, after such adjournment, the Board fixes a new record date for such adjourned meeting, a notice of such adjourned meeting shall be given to each person entitled to notice of such adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting. The stockholders present at a meeting may continue to transact business until adjournment, notwithstanding the withdrawal of such number of stockholders as may leave less than a quorum.

Section 6. List of Stockholders.

The Secretary shall prepare, at least ten (10) days prior to each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each such stockholder and the number of shares of record held by each such stockholder. Such list shall be open for inspection by any stockholder, for purposes germane to such meeting, during ordinary business hours, for the ten (10) days prior to such meeting, either (i) on a reasonably accessible electronic network, so long as the information required to gain access to such list is provided with the notice of such meeting, or (ii) during ordinary business hours, at the principal executive office of the Corporation. If such meeting is to be held at a place, such list shall also be produced and kept open at such meeting during the whole time thereof and may be inspected by any stockholder who is present thereat. If such meeting is to be held solely by remote communications, such list shall also be produced and kept open during the whole time thereof for inspection by any stockholder on a reasonable accessible electronic network and the information required to gain access to such list shall be provided with the notice of such meeting.

The stock records of the Corporation shall be conclusive evidence as to who are the stockholders entitled to examine such stock records, the list described in this Section 6 or the books of the Corporation or to vote at any meeting of stockholders.

Section 7. Quorum; Manner of Acting.

(a) Except as otherwise required by the Law or the Articles of Incorporation or as provided with respect to meetings consisting solely of holders of shares of Preferred Stock in the resolution or resolutions providing for the issuance or creation of such shares, the presence, at the commencement of such meeting, in person or by proxy, of holders of at least 33 1/3% of the issued and outstanding shares of capital stock of the Corporation entitled to vote at a meeting of stockholders shall be required in order to constitute a quorum for the transaction of business thereat.

(b) If so authorized by the Board, stockholders and proxyholders not physically present at a meeting of stockholders may, by remote communications, (i) participate in a meeting of stockholders and (ii) be deemed present in person and vote at a meeting of stockholders, regardless of whether such meeting is to be held at a place or by remote communications, in each case so long as the Corporation shall have implemented reasonable measures to (i) verify that each stockholder or proxyholder deemed present and permitted to vote at such meeting by remote communications is a stockholder or proxyholder and (ii) provide such stockholders and proxyholders with a reasonable opportunity to participate in such meeting and to vote on matters submitted to a vote of stockholders, including an opportunity to read or hear the proceedings. If any stockholder or proxyholder votes at such meeting by remote communications, a record of such vote shall be maintained by the Corporation.

(c) Except as otherwise required by the Law or the Articles of Incorporation, as otherwise provided in these By-Laws with respect to the election of directors and as otherwise provided with respect to meetings consisting solely of holders of shares of Preferred Stock in the resolution or resolutions providing for the issuance or creation of such shares, a matter submitted to a vote at a meeting of stockholders shall have been approved only if a quorum was present at the commencement of such meeting and the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

(d) Every stockholder entitled to vote or act at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to vote or act for him by proxy. Such authorization must be granted by a means permitted by the Law. Among other means, such authorization may be granted by a proxy (i) in a written instrument executed by a stockholder or such stockholder’s duly authorized attorney-in-fact or (ii) transmitted by a stockholder or such stockholder’s duly authorized attorney-in-fact by telegram, cablegram or electronic transmission to a proxyholder or a proxy solicitation firm, proxy support system or similar agent duly authorized by such proxyholder to receive such transmission so long as such telegram, cablegram or other electronic transmission sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by such stockholder or attorney-in-fact. Such proxy must be filed with the Secretary or such proxyholder, proxy solicitation firm, proxy support agent or similar agent at or before such meeting. No proxy shall be voted or acted upon after six (6) months from its date unless such proxy provides that it may be voted or acted upon for a longer period which, subject to the provisions of the next succeeding sentence, may not exceed seven (7) years from the date of its creation. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the relevant meeting of stockholders and voting or acting in person, by filing with the Secretary or such proxyholder, proxy solicitation form, proxy support agent or similar agent a written instrument revoking such proxy or by filing with the Secretary or such proxyholder, proxy solicitation form, proxy support agent or similar agent another duly executed proxy bearing a later date.

Section 8. Business Transacted.

(a) No business shall be transacted at any meeting of stockholders unless it shall have been brought in accordance with this Section 8(a). Business may be brought (i) before a special meeting of stockholders only by the person or persons calling such meeting as permitted by the Articles of Incorporation (which business shall be limited to the matters stated in the notice of such meeting), (ii) before an annual meeting of stockholders only by or at the direction of the Board or any other person or persons who could call a special meeting of stockholders under the limited circumstances expressly permitted by the Articles of Incorporation or (iii) before any meeting of stockholders only by a stockholder who is entitled to vote thereon at such meeting and who complies with the procedures set forth in this Section 8(a). For business to be properly brought before an annual meeting of stockholders by a stockholder, such stockholder must have given timely notice of his intention to do so in writing to the Secretary.

To be timely, such notice must have been delivered or mailed to, and received at, the principal executive office of the Corporation not less than one hundred five (105) days and not more than one hundred thirty-five (135) days prior to such meeting; provided, however, that if less than one hundred five (105) days’ notice or prior public disclosure of the date of such meeting is given to stockholders or made, such notice must have been so delivered or mailed, and received, not later than the close of business on the tenth (10th) day following the day on which notice or public disclosure of the date of such meeting is given to stockholders or made (except that this proviso shall not apply if such meeting is an annual meeting which will be held on the date specified in clause (i) of Section 2 of this Article I or within thirty (30) days thereafter).

Such notice must set forth as to each matter such stockholder proposes to bring before such meeting (i) a brief description (which includes all of the material aspects thereof) of the business desired to be brought before such meeting and the reasons for conducting such business at such meeting, (ii) the name and address, as they appear on the stock records of the Corporation, of such stockholder (and, if such stockholder beneficially owns shares of capital stock of the Corporation through a nominee, such nominee), (iii) the classes and number of shares of each class of capital stock of the Corporation that are owned beneficially and of record by such stockholder, his affiliates, all groups of which he is a member and all persons with whom he is acting in concert (in each case, identifying them), (iv) any material direct or indirect interest of such stockholder, affiliates, groups or persons in such business and (v) whether such stockholder, affiliates, groups or persons has solicited, is soliciting or plans to solicit proxies in respect of such matter.

Such notice shall be deemed to have not been timely given if, at any time after it is first given, the information set forth therein ceases to be accurate or complete in any material respect unless (i) such stockholder shall have given a subsequent notice in writing to the Secretary correcting such inaccurate or incomplete information and (ii) such subsequent notice shall have been delivered or mailed to, and received at, the principal executive office of the Corporation within three (3) days after any of such information shall have become inaccurate or incomplete in any material respect (and, in any event, not less than one (1) day prior to such meeting). The chairman of such meeting shall determine whether any business to be brought before such meeting will be properly so brought in accordance with this Section 8(a) and, if he should determine that such business will not be properly so brought, he or she shall so declare at such meeting and such business shall not be transacted at such meeting.

(b) No individual shall be eligible for election as a director unless he is nominated in accordance with this Section 8(b). Nominations of individuals for election as directors may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board, a nominating committee of the Board or any other person or persons who could call a special meeting of stockholders under the limited circumstances expressly permitted by the Articles of Incorporation or (ii) by a stockholder who is entitled to vote for the election of directors at such meeting and who complies with the procedures set forth in this Section 8(b). For nominations to be properly made at a meeting by a stockholder, such stockholder must have given timely notice of his intention to do so in writing to the Secretary.

To be timely, such notice must have been delivered or mailed to, and received at, the principal executive office of the Corporation not less than one hundred five (105) days or more than one hundred thirty-five (135) days prior to such meeting; provided, however, that if less than one hundred five (105) days’ notice or prior public disclosure of the date of such meeting is given to stockholders or made, such notice must have been so delivered or mailed, and received, not later than the close of business on the tenth (10th) day following the day on which notice or public disclosure of the date of such meeting is given to stockholders or made (except that this proviso shall not apply if such meeting is an annual meeting which will be held on the date specified in clause (i) of Section 2 of this Article I or within thirty (30) days thereafter).

Such notice must set forth: (i) as to each individual whom such stockholder proposes to nominate for election as a director, (a) the name, date of birth, business address and residential address of such individual, (b) the principal occupation or employment of such individual for at least the five (5) years preceding the date of such notice, (c) the classes and number of each class of the capital stock of the Corporation that are owned beneficially and of record by such individual, his affiliates, all persons with whom he is acting in concert and all groups of which he is a member (in each case, identifying them) and (d) all information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (including each such individual’s written consent to serve as director if elected); and (ii) as to the stockholder giving such notice, (A) the name and address, as they appear on the stock records of the Corporation, of such stockholder (and, if such stockholder beneficially owns shares of capital stock of the Corporation through a nominee, such nominee), (B) the classes and number of shares of each class of capital stock of the Corporation that are owned beneficially and of record by such stockholder, his affiliates, all persons acting in concert with him and all groups of which he is a member (in each case, identifying them), (C) any professional, commercial, business or familial relationship of such stockholder, affiliates, persons or groups (in each case, identifying them) to such nominees, his affiliates, any person acting in concert with him or any group of which he is a member (in each case, identifying them) and (D) whether such stockholder, affiliates, persons or groups has solicited, is soliciting or plans to solicit proxies in favor of such nominees.

Such notice shall be deemed to have not been timely given if, at any time after it is first given, the information set forth therein ceases to be accurate or complete in any material respect unless (i) such stockholder shall have given a subsequent notice in writing to the Secretary correcting such inaccurate or incomplete information and (ii) such subsequent notice shall have been delivered or mailed to, and received at, the principal executive office of the Corporation within three (3) days after any of such information shall have become inaccurate or incomplete in any material respect (and, in any event, not less than one (1) day prior to such meeting). The chairman of such meeting shall determine whether any nomination to be made at such meeting will be properly so made in accordance with this Section 8(b) and, if he should determine that such nomination will not be properly so made, he or she shall so declare at such meeting and such nomination shall not be made at such meeting.

(c) For the purposes of this Section 8, “acting in concert” and “group” shall have the same meanings as they have under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Section 9. Order of Business; Voting.

(a) The Chairperson of the Board or, in the absence of the Chairperson of the Board, the most senior officer present, or, in the absence of all of them, a person designated by the Board, or in the absence of all of them, a person designated by the holders of a majority of the outstanding shares of capital stock of the Corporation present in person or by proxy and entitled to vote at such meeting shall act as the chairman of such meeting. The chairman of each meeting of stockholders shall call such meeting to order, determine the order of business at such meeting and otherwise preside over such meeting. The chairman of the meeting shall, among other things, announce at such meeting the opening and closing of the polls for each matter submitted to a vote of stockholders at such meeting.

(b) The Secretary shall act as secretary of each meeting of stockholders and keep the minutes thereof, but, in the absence of the Secretary, the chairman of such meeting shall appoint some other person to act as secretary of such meeting.

(c) Unless required by the Law, requested by any stockholder present in person or by proxy and entitled to vote at such meeting or directed by the chairman of such meeting, neither the vote for the election of directors nor upon any other business before any meeting of stockholders is required to be conducted by written ballot. On a vote by written ballot, (i) each written ballot cast by a stockholder voting in person shall state the name of such stockholder, the number of shares of capital stock of the Corporation held of record by him or her and the number of such shares voted by him or her and (ii) each ballot cast by proxy shall bear the name of such proxy, the name of the stockholder for whom he or she is voting, the number of shares of capital stock of the Corporation held of record by such stockholder and the number of such shares voted on behalf of such stockholder.

(d) Shares of capital stock of the Corporation held by the Corporation or any of its majority-owned subsidiaries in treasury shall not be shares entitled to vote at, or to be counted in determining the presence of a quorum for, any meeting of stockholders or be counted in determining the total number of outstanding shares of capital stock of the Corporation. This Section 9(d) shall not limit the right of the Corporation or any of its subsidiaries to vote any shares of capital stock of the Corporation held by the Corporation or such subsidiary in a fiduciary capacity.

(e) Action required or permitted to be taken at a meeting of stockholders may be taken without a meeting, without any prior notice and without a vote thereon, if stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all stockholders entitled to vote thereon were present and voting, consent in writing to such action and such writing or writings are filed with the minutes of proceedings of the stockholders. Prompt written notice of the taking of such action shall be given by the Secretary to all stockholders who have not consented in writing to such action.

(f) Unless otherwise provided by the Articles of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by each stockholder. Except as otherwise required by the Law or the Articles of Incorporation, or as otherwise provided in these By-Laws with respect to the election of directors, a matter submitted to a vote at a meeting of stockholders shall have been approved only if a quorum was present at the commencement of such meeting and the number of votes cast in favor of the action exceed the number of votes cast in opposition to the action. Directors shall be elected by plurality of the votes of the shares present in person or represented by a proxy at the meeting entitled to vote on the election of directors.

(g) Except as otherwise provided by law or by the Articles of Incorporation, any transaction or contract or act of the Corporation or of the directors or the officers of the Corporation may be ratified by the affirmative vote of the holders of the number of shares which would have been necessary to approve such transaction, contract or act at a meeting of stockholders, or by the written consent of stockholders in lieu of a meeting.

Section 10. Inspectors.

(a) The Board in advance of any meeting of stockholders may (and shall, if required by the Law) appoint one or more inspectors to act at such meeting or any adjournment thereof. If inspectors are not so appointed, the chairman of such meeting may and, on request of any stockholder present in person or by proxy and entitled to vote at such meeting, shall appoint one or more such inspectors. No director, nominee for director, officer or employee of the Corporation shall be appointed as an inspector. Inspectors need not be stockholders. In case any person so appointed fails to appear or act, the vacancy may be filled by appointment of another person by the Board in advance of such meeting or at such meeting by the chairman of such meeting.

(b) Each inspector appointed to act at any meeting of stockholders shall, before entering upon the discharge of his duties, take and sign an oath to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of his ability. Such inspectors shall (i) determine the number of shares outstanding and the voting power of each such share, the number of shares represented at such meeting, the existence of a quorum and the validity and effect of proxies, (ii) receive votes or ballots, (iii) hear and determine all challenges and questions arising in connection with the right to vote, (iv) count and tabulate all votes or ballots, (v) determine the result and (vi) do all acts which may be proper in connection with conducting a vote at such meeting, with fairness to all stockholders. On the request of the chairman of such meeting or any stockholder present in person or by proxy and entitled to vote at such meeting, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any such report or certificate shall be prima facie evidence of the facts so stated and of the vote so certified.

ARTICLE II. BOARD OF DIRECTORS

Section 1. Powers; Qualifications; Number; Election.

(a) The business and affairs of the Corporation shall be managed by or under the direction of the Board. Except as otherwise provided in the Articles of Incorporation, the Board may exercise all of the authority and powers of the Corporation and do all of the lawful acts and things which are not by the Law, the Articles of Incorporation or these By-Laws directed or required to be exercised or done by the stockholders. The directors shall act only as a board and, subject to Article III, the individual directors shall have no power as such. Each director shall be at least eighteen (18) years of age. A director is not required to be a resident of the State of Nevada or a stockholder. The Board shall consist of that number of directors (but not less than three (3) or more than fifteen (15)) as shall be determined from time to time by the resolution of the Board. Directors shall be elected at the annual meeting of stockholders. In all elections for directors, every stockholder shall have the right to vote the number of shares owned by such stockholder for each director to be elected.

(b) At all elections of directors by stockholders entitled to vote thereon, the individuals receiving a plurality of the votes cast shall be deemed to have been elected as directors.

Section 2. Term of Office of a Director.

The term of office of each director shall commence at the time of his election and qualification and shall expire upon the due election and qualification of his successor (which may be such director, if he is re-elected) at the annual meeting of stockholders following his election or his earlier death, resignation or removal.

Section 3. Resignations and Removal; Filling of Vacancies.

(a) Any director may resign at any time by giving written notice of his resignation to the Board or the Secretary. Such resignation shall take effect at the time of receipt of such notice by the Board or the Secretary, as the case may be, or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(b) A director may be removed, with or without cause, by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

(c) Vacancies in the Board may be filled by a majority vote of the remaining directors, though less than a quorum, or by an election either at an annual meeting or at a special meeting of the stockholders called for that purpose. Any directors elected by the stockholders to fill a vacancy shall hold office for the balance of the term for which he or she was elected. A director appointed by the Board to fill a vacancy shall serve until the next meeting of stockholders at which directors are elected.

Section 4. Meetings of the Board; Notice; Waiver.

(a) All regular meetings of the Board shall be held at such places within or without the State of Nevada as may be fixed by the Board. All special meetings of the Board shall be held at such places within or without the State of Nevada as may be specified in the notices of such meetings.

(b) Regular meetings of the Board for the transaction of such business as may be properly brought before such meetings shall be held on such dates and at such times as may be fixed by the Board. Notices of such regular meetings are not required to be given.

(c) Special meetings of the Board may be called at any time by the President of the Corporation, any two (2) directors or the entire Board. Each such meeting shall be called by giving notice to that effect to the Secretary at least forty-eight (48) hours before such meeting. Such notice shall state the place, date, hour and purpose or purposes of such meeting. Promptly after receipt of such notice and, in any event, not less than twenty-four (24) hours before such meeting, the Secretary shall give notice of such meeting to all directors. Such notice shall state the place, date, hour and purpose or purposes of such meeting and shall indicate that such notices are being sent at the request of the person calling such meetings. Except as otherwise required by the Law, each notice of each special meeting of the Board shall be given by (i) mail addressed to a director at his residence or usual place of business at least five (5) days before the date of such meeting or (ii) personal delivery or telex, telephone, telegraph, facsimile or other electronic transmission addressed to a director at his usual place of business (or, if such director (i) has designated some other place to receive notices or (ii) does not have a usual place of business and has not designated some other place, such other place or his principal residence, respectively) at least twenty-four (24) hours before such meeting. If mailed, such notice shall be deemed to have been given to a director two (2) days after it is deposited in the United States mail, first-class postage prepaid, directed to such director at his or her usual place of business (or, if such director (i) has designated some other place to receive notices or (ii) does not have a usual place of business and has not designated some other place, such other place or his or her principal residence, respectively). If sent by any other means (including facsimile, courier, or express mail, etc.), such notice shall be deemed to be delivered when actually delivered to the home or business address of the director.

(d) A written waiver of notice of a meeting of the Board signed by a director, before or after such meeting, shall be deemed to be equivalent to the giving of proper notice to such director of such meeting. Attendance of a director at a meeting of the Board shall constitute a waiver of notice of such meeting, except when such director attends such meeting for the express purpose of objecting (and, in fact objects), at the commencement of such meeting, to the transaction of any business at such meeting because such meeting was not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board is required to be specified in any written waiver of notice of such meeting.

Section 5. Quorum; Adjournment.

The presence of a majority of the total number of directors then in office at any meeting of the Board shall be required in order to constitute a quorum for the transaction of business thereat. Any meeting of the Board may be adjourned from time to time until the business to be transacted at such meeting is completed. If a quorum shall not be present at any such meeting, a majority of the directors present may adjourn such meeting to another date, hour and place. When a meeting of the Board is adjourned to another date, hour and place, it shall not be necessary to give any notice of the adjourned meeting if the date, hour and place to which such meeting is adjourned are announced at such meeting. Any business may be transacted at such adjourned meeting which might have been transacted at such meeting.

Section 6. Manner of Acting.

(a) The Board may designate a Chairperson of the Board, who may be called Chairman or Chairwoman of the Board, as appropriate. The Chairperson of the Board shall preside at all meetings of stockholders and of the Board. He or she shall perform such other duties as the Board may from time to time assign to him. In the absence of the Chairperson of the Board, a person designated by a majority of the directors present at a meeting of the Board shall serve as the chairman of such meeting. The chairman of each meeting of the Board shall call such meeting to order, determine the order of business at such meeting and otherwise preside over such meeting.

(b) The Secretary shall act as secretary of each meeting of the Board and keep the minutes thereof, but, in the absence of the Secretary, the chairman of such meeting shall appoint some other person to act as secretary of such meeting.

(c) At each meeting of the Board, each director shall be entitled to one vote. Except as otherwise provided in the Articles of Incorporation or these By-Laws, a matter submitted to a vote at a meeting of the Board shall have been approved only if a quorum was present at the time of the vote thereon and a majority of the directors present at that time shall have voted to approve such matter (unless the Law or the Articles of Incorporation requires a vote of a greater number).

(d) Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if (except as otherwise permitted by Sections 78.315(2)(a) and (b) of the Law) all of the directors consent in writing (which writings may be executed in counterparts or be different writings) or by electronic transmission to such action. Such writing or writings or electronic transmission or transmissions shall be filed with the minutes of proceedings of the Board.

Section 7. Annual Meeting of Directors.

An annual meeting of the Board for the transaction of such business as may be properly brought before such meeting shall be held promptly following each annual meeting of stockholders.

Section 8. Participation in Meeting by Telephone.

One or more directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in such meeting can speak with and hear each other at the same time. Participation in a meeting of the Board by such means shall constitute presence in person at such meeting.

Section 9. Compensation and Expenses of Directors.

Directors may be compensated for rendering services as such as determined from time to time by the Board. Directors shall be reimbursed for reasonable out-of-pocket expenses incurred by them in connection with rendering services as such.

Section 10. Related Party Transactions.

Notwithstanding anything contained herein or in the Law to the contrary, the Board shall use reasonable efforts to cause each transaction between the Corporation and any of its subsidiaries, on the one hand, and any of our affiliates (other than our subsidiaries or other controlled affiliates), on the other hand, to be disclosed to the Board prior to entry into a binding commitment to consummate (or, if there is no such commitment, the consummation of) such transaction. The Board shall not authorize or permit the entry to any commitment to consummate (or the consummation of any) a transaction so disclosed unless a majority of the independent and disinterested directors shall have determined that the terms of such transaction are no less favorable to the Corporation and its subsidiaries than they could obtain from non-affiliates and shall have approved such transaction. For purposes of this Section 10, “affiliate” shall have the same meaning as it has under the Securities Exchange Act of 1934, as amended. This Section 10 shall not apply to compensation of directors, as such, reimbursement of their expenses as such, or transactions of a deminimus nature.

ARTICLE III. COMMITTEES OF THE BOARD

Section 1. Regular Committees.

The Board may, pursuant to a resolution or resolutions adopted by a majority of the Board, designate one or more committees of the Board. The members of each such committee shall consist of such directors (but only such directors) designated by the Board, pursuant to a resolution or resolutions adopted by a majority of the Board. The Board may, pursuant to a resolution or resolutions adopted by an affirmative vote of a majority of the Board, designate one or more directors as alternate members of any committee who may replace any absent or disqualified member of any committee at any meeting of such committee. Any vacancy on any committee resulting from death, resignation or any other event or circumstance, which is not filled by an alternate member, shall be filled by (and only by) the Board, pursuant to a resolution or resolutions adopted by an affirmative vote of a majority of the Board. Directors elected to fill such vacancies shall hold office for the balance of the terms of the members whose vacancies are so filled. Each committee will report its actions in the interim between meetings of the Board at the next meeting of the Board or as otherwise directed by the Board.

Section 2. Regular Committee Powers.

Any committee of the Board, to the extent (but only to the extent) provided in a resolution or resolutions adopted by the affirmative vote of a majority of the Board, (i) shall have and may exercise all of the powers and authority of the Board and do all of the lawful acts and things which may be done by the Board in the management of the business and affairs of the Corporation and (ii) may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 3. Advisory Committees.

The Board or a committee of the Board may designate one or more advisory committees to report to the Board or a committee of the Board. Each such advisory committee shall consist of one or more individuals designated by the Board or the committee of the Board which designated such advisory committee. Such individuals are not required to be directors. The Board may designate one or more individuals as alternate members of any advisory committee who may replace any absent or disqualified member of any advisory committee at any meeting of such committee. Any absence of any member of any advisory committee or vacancy on any advisory committee resulting from death, resignation or any other event or circumstance, which is not filled by an alternate member, shall be filled only by the Board or the committee of the Board which designated such advisory committee. Individuals elected to fill such vacancies shall hold office for the balance of the terms of the members whose vacancies are so filled. Each advisory committee will report its actions in the interim between meetings of the Board or the committee of the Board which designated such advisory committee at the next meeting of the Board or the committee of the Board which designated such advisory committee or as otherwise directed by the Board or the committee of the Board which designated such advisory committee. An advisory committee shall have none of the powers or authority of the Board or any committee of the Board.

Section 4. Procedures.

Unless otherwise expressly authorized by the Board in the resolution or resolutions designating such committee or advisory committee, the members of committees or advisory committees shall act only as a committee, and the individual members shall have no power as such. Any member of any committee or advisory committee may be removed as such at any time by the affirmative vote of a majority of the Board. The presence, at any meeting thereof, of a majority of the total number of members which a committee or advisory committee would have if there were no vacancies thereon shall be required in order to constitute a quorum for the transaction of business at such meeting. The term of office of each member of any committee or advisory committee shall commence at the time of his election and qualification and shall continue until his successor shall have been duly elected or until his earlier death, resignation or removal. Except as otherwise provided in this Article III or in the resolution or resolutions designating such committee or advisory committee and except for the reference to presiding at meetings of stockholders in Section 6(a) of Article II, Sections 4, 5, 6, 8 and 9 of Article II (relating to, among other things, meetings, quorums, action (including participation by conference and actions by written consent) and compensation) shall apply to committees and advisory committees and members thereof as if references therein to the Board and directors were references to such committees and members, respectively.

ARTICLE IV. OFFICERS

Section 1. Officers.

The Corporation shall have one or more executive officers and a corporate secretary. Such executive officers must include a President, a Secretary and a Treasurer, and may include one or more of the following positions: a Chairperson (when the Chairperson of the Board is designated as an officer by the Board) and one or more Vice Chairpersons; a Chief Executive Officer; one or more other Chief Officers (such as a Chief Operating Officer, a Chief Financial Officer or a Chief Information Officer); a General Counsel; one or more Vice Presidents (one or more of whom may be designated as an Executive Vice President or a Senior Vice President), one or more Assistant Secretaries and Assistant Treasurers and such additional officers as the Board may deem necessary or appropriate from time to time. The corporate secretary shall be the Secretary or some other officer designated, generally or in the specific circumstance, to take actions that would otherwise be performed by the Secretary. Any two or more offices may be held by the same person.

Executive officers and the Secretary shall be elected by the Board. The Board may elect executive officers and the Secretary at any time and from time to time. Any or all of the positions contemplated under this Article IV may be held by the same person. Unless otherwise designated by the Board or these By-Laws, officers shall report to other officers as designated by the Chief Executive Officer or, if the position of Chief Executive Officer is vacant, by the most senior executive officer then serving. The officers elected by the Board shall have such duties as are hereafter described and such additional duties as the Board may from time to time prescribe.

The designation or reference under these By-Laws to an officer as an executive officer is made solely to distinguish such officers from the corporate secretary and additional officers described in Section 10 of this Article IV and does not constitute the designation of such officer as an executive officer under applicable securities laws, under the rules and regulations of the Securities and Exchange Commission or for any other purpose. Unless removed pursuant to these Bylaws, each officer shall hold office until his or her successor has been duly elected and qualified, or until his or her earlier death or resignation. Election or appointment of an officer or agent shall not of itself create contract rights.

Section 2. Chief Executive Officer.

The Chief Executive Officer shall be the principal executive officer of the Corporation and shall, subject to the control of the Board, have general authority and exercise general supervision over the business and affairs of the Corporation. The Chief Executive Officer shall see that all orders and resolutions of the Board are carried into effect and shall have responsibility for implementation of the strategies, plans and policies of the Corporation. The Chief Executive Officer shall, generally, perform such duties as may from time to time be assigned to him by the Board or these By-Laws and is authorized to enter into contracts and execute and deliver instruments on behalf of the Corporation in the ordinary course of its business without specific approval of the Board. The Chief Executive Officer shall have general powers of supervision and shall be the final arbiter of all differences between officers of the Corporation and his or her decision as to any matter affecting the Corporation shall be final and binding as between the officers of the Corporation subject only to the Board. The Chief Executive Officer may sign bonds, mortgages, certificates for shares and all other contracts and documents whether or not under the seal of the Corporation, except in cases where the signing and execution thereof shall be expressly delegated by law, by the Board or by these Bylaws to some other officer or agent of the Corporation.

Section 3. Chairperson.

The Chairman of the Board, if one is chosen, shall be chosen from among the members of the Board. If the Chairman of the Board has not been designated Chief Executive Officer, the Chairman of the Board shall perform such duties as may be assigned to the Chairman of the Board by the Chief Executive Officer or by the Board.

The Chairperson of the Board may be designated as an executive officer by the Board. Unless so designated, the Chairperson of the Board shall not be an officer. If so designated, the Chairperson of the Board shall be called, in these By-Laws, in his capacity as an executive officer, the Chairperson (or Chairman or Chairwoman, as appropriate) and, in his capacity as a director and Chairperson of the Board, the Chairperson of the Board.

If so designated, the Chairperson shall be a senior executive officer of the Corporation and shall, subject to the control of the Board, have general authority and exercise general supervision over the business and affairs of the Corporation, with emphasis on strategic direction and initiatives. In the absence of a Chief Executive Officer and a President, the Chairperson shall see that all orders of the Board are carried into effect and shall have responsibility for implementation of the strategies, plans and policies of the Corporation. The Chairperson shall perform such duties as may from time to time be assigned to him by the Board or these By-Laws and is authorized to enter into contracts and execute and deliver instruments on behalf of the Corporation in the ordinary course of its business without specific approval of the Board, the Chief Executive Officer or the President.

The Chairperson may be an employee of the Corporation. Unless designated as an employee by the Board, the Chairperson shall not be an employee.

The Vice Chairperson or Vice Chairpersons shall perform such duties and have such powers as the Chief Executive Officer or the Board may from time to time prescribe.

Section 4. President.

If the position of Chief Executive Officer is occupied, the President shall, subject to the control of the Board and the Chief Executive Officer, have general authority and exercise general supervision over the business and affairs of the Corporation, with emphasis on such matters as may be assigned to him by the Board or the Chief Executive Officer, and shall report to the Chief Executive Officer. If the position of Chief Executive Officer is vacant, the President shall, subject to the control of the Board, have general authority and exercise general supervision over the business and affairs of the Corporation, shall see that all orders of the Board are carried into effect and shall have responsibility for implementation of the strategies, plans and policies of the Corporation. The President shall, generally, perform such duties as may from time to time be assigned to him or her by the Board, the Chief Executive Officer or these By-Laws and is authorized to enter into contracts and execute and deliver instruments on behalf of the Corporation in the ordinary course of its business without specific approval of the Board or the Chief Executive Officer. The President shall have concurrent power with the Chief Executive Officer to sign bonds, mortgages, certificates for shares and other contracts and documents, whether or not under the seal of the Corporation except in cases where the signing and execution thereof shall be expressly delegated by law, by the Board, or by these Bylaws to some other officer or agent of the Corporation.

Section 5. Chief Officers.

A Chief Officer shall, subject to the control of the Board and the Chief Executive Officer (or, if the position of Chief Executive Officer is vacant, the President), have authority and general supervision over such matters as may be assigned to him by the Board and the Chief Executive Officer (or, if the position of Chief Executive Officer is vacant, the President) and shall report to such other executive officers as may be specified by the Chief Executive Officer (or, if the position of Chief Executive officer is vacant, the President).

A Chief Financial Officer shall keep full and accurate accounts of assets, liabilities, receipts, disbursements and other transactions of the Corporation in books belonging to the Corporation, cause regular audits of such books to be made, render to the other executive officers and the Board an account of the financial condition of the Corporation whenever requested and have authority and supervision over the Treasurer. If the position of Treasurer is vacant, the Chief Financial Officer shall perform the duties of the Treasurer with all powers of, and subject to all of the restrictions upon, the Treasurer.

A Chief Officer shall, generally, perform such duties as may from time to time be assigned to him by the Board, the Chief Executive Officer (or, if the position of Chief Executive Officer is vacant, the President), the other executive officers to whom he reports or these By-Laws and is authorized to enter into contracts and execute and deliver instruments on behalf of the Corporation in the ordinary course of its business relating to such matters and duties without specific approval of the Board, the Chief Executive Officer (or, if the position of Chief Executive Officer is vacant, the President) or the other executive officers to whom he reports.

Section 6. General Counsel.

The General Counsel, if any, shall, subject to control of the Board, have general authority and exercise general supervision over the legal and regulatory affairs of the Corporation (including legal and regulatory compliance) and shall report to the Board and the Chief Executive Officer (or, if the position of Chief Executive Officer is vacant, the President). The General Counsel, if any, shall see that all orders of the Board with respect to such affairs are carried into effect. The General Counsel, if any, shall, generally, perform such duties as may from time to time be assigned to him by the Board, the Chief Executive Officer (or, if the position of Chief Executive Officer is vacant, the President) or these By-Laws and is authorized to enter into contracts and execute and deliver instruments on behalf of the Corporation in the ordinary course of its business relating to such affairs and duties without specific approval of the Board or the Chief Executive Officer (or, if the position of Chief Executive officer is vacant, the President).

Section 7. Vice Presidents.

Each Vice President, if any, shall, subject to the control of the Board and the more senior executive officers then serving to whom such Vice President directly or indirectly reports, perform all duties as may from time to time be assigned to him by the Board, the more senior executive officers then serving to whom such Vice President directly or indirectly reports or these By-Laws. In case of the absence of appropriate more senior executive officers, any Vice President designated by the Board shall perform the duties of the absent executive officers with all powers of, and subject to all of the restrictions upon, the absent executive officers, as applicable.

Section 8. Treasurer and Assistant Treasurer.

The Treasurer shall, subject to the control of the Board (and, if the position of Chief Financial Officer is occupied, the Chief Financial Officer), have charge and custody of and be responsible for all of the corporate funds and securities of the Corporation and deposit all moneys and other valuable effects in the name of and to the credit of the Corporation in banks or other depositories, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer shall, subject to the control of the Board (and, if the position of Chief Financial Officer is occupied, the Chief Financial Officer), disburse the funds of the Corporation as ordered by the Board or the other executive officers of the Corporation in accordance with these By-Laws, taking proper vouchers for such disbursements, and shall render to the other executive officers and to the Board (at its meetings or whenever the Board may require) a statement of all his transactions as Treasurer and of the financial condition of the Corporation. If the position of Chief Financial Officer is vacant, the Treasurer shall also perform the duties of the Chief Financial Officer to the extent that such duties have not been assigned by the Board to some other executive officer. In general, the Treasurer shall, subject to the control of the Board (and, if the position of Chief Financial Officer is occupied, the Chief Financial Officer), perform all of the duties incident to the office of treasurer and such other duties as may from time to time be assigned to him by the Board, the other executive officers or these By-Laws.

The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Chief Executive Officer or the Board may from time to time prescribe.

Section 9. Secretary and Assistant Secretary.

The Secretary shall, subject to direction by the Board, act as secretary of, and keep the minutes of, the proceedings of the Board and the stockholders in books belonging to the Corporation to be kept for that purpose, give or cause to be given notice of all meetings of stockholders and directors as required by these By-Laws (and shall perform like duties for the standing committees when required), be custodian of the corporate seal of the Corporation, affix the seal, or cause it to be affixed, to all certificates for shares of capital stock of the Corporation and to all documents the execution of which on behalf of the Corporation under its seal shall have been specifically or generally authorized by the Board, have charge of the stock records of the Corporation and of the other books, records and papers of the Corporation relating to its organization as a corporation and see that the reports, statements and other documents required by law relating to the maintenance of the existence, qualifications and franchises of the Corporation as a corporation are properly kept or filed. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board or the Chief Executive Officer. The Secretary shall, subject to direction by the Board, generally perform all of the duties incident to the office of secretary and such other duties as may from time to time be assigned to him by the Board, the executive officers or these By-Laws. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature.

The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Chief Executive Officer or the Board may from time to time prescribe.

Section 10. Additional Officers; Delegation.

The Board may at any time and from time to time elect or appoint such other officers (including, without limitation, assistant executive officers), employees, agents, consultants, representatives and advisors of the Corporation as the Board may deem proper, each of whom shall hold office for such period, have such authority and perform such duties as the Board or the executive officers to whom they directly or indirectly report may from time to time determine. In the absence of any officer of the Corporation, or for any other reason that the Board may deem sufficient, the Board may delegate the powers or duties, or any portion of such powers or duties, of any officers or officer to any other officer or to any director.

Section 11. Removal.

Any officer, assistant, employee, agent, consultant, representative or advisor of the Corporation may be removed at any time by the Board or an executive officer to whom he or she directly or indirectly reports, except that an executive officer (other than an assistant executive officer) of the Corporation may be removed or replaced, directly or indirectly (including, without limitation, removal or replacement effected by reason of election and qualification of a successor, demotion, relocation, failure to re-elect or diminution in duties or compensation), pursuant to (but only pursuant to) a resolution or resolutions adopted by the affirmative vote of a majority of the Board (excluding, if such officer is also a director, such director) whenever, in its judgment, the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person(s) so removed.

Section 12. Resignations.

Any officer may resign from office at any time by giving written notice of resignation to the Board, an executive officer to whom he directly or indirectly reports or the Secretary. The resignation of any officer shall take effect at the time of receipt of such notice by the Board, such an executive officer or the Secretary or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. No such resignation shall affect any rights which the Corporation may have under any agreement with such officer.

Section 13. Giving of Bond by Officers.

All officers of the Corporation, if required to do so by the Board, shall furnish bonds to the Corporation for the faithful performance of their duties subject to such penalties and with such conditions and security as the Board may from time to time require. All expenses of any such bond shall be paid by the Corporation.

Section 14. Compensation of Officers.

Compensation of officers of the Corporation may be fixed at any time and from time to time by the Board or, in the case of officers other than the Chief Executive Officer, by the Chief Executive Officer pursuant to authority delegated to him by the Board.

Section 15. Term of Office.

Subject to Sections 11 and 12 of this Article IV, the term of office of each officer shall commence at the time of his election and qualification and shall continue until his successor shall have been duly elected and qualified or his earlier death, resignation or removal.

Section 16. Voting Stock Held by Corporation.

Except as otherwise determined from time to time by the Board, the Chief Executive Officer (or, if the position of Chief Executive Officer is vacant, the President) shall have full power and authority in the name and on behalf of the Corporation to attend, act and vote at any meeting of stockholders, partners or owners of any corporation, partnership or other entity in which the Corporation may hold stock, a partnership interest or another ownership interest and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such stock or interest which, as the owner thereof, the Corporation might have possessed and exercised. The Board may from time to time confer like powers upon any other person or persons and the Chief Executive Officer and the President may delegate his powers under this Section 16 to any other officer of the Corporation.

ARTICLE V. INDEMNIFICATION

Section 1. Indemnification.

(a) Each person who is or was made a party or is threatened to be made a party to, or is or was involved (including, without limitation, involvement as a witness) in, any action, suit or proceeding, whether civil (including, without limitation, arbitral), criminal, administrative or investigative (a “proceeding”), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, manager, employee, agent or trustee of another corporation or of a partnership, joint venture, limited liability company, trust or other entity or enterprise (including, without limitation, a direct or indirect subsidiary of the Corporation and an employee benefit plan of the Corporation or any of its subsidiaries), whether the basis of such proceeding is alleged action or inaction in an official capacity as an officer or director or in any other capacity while so serving, shall be indemnified by the Corporation for and held harmless by the Corporation from and against, to the fullest extent permitted by the Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader or greater rights to indemnification than the Law prior to such amendment permitted the Corporation to provide), all expenses, liabilities and losses actually and reasonably incurred or suffered by such person in connection therewith if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful; provided, however, that except as provided herein with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b) Such right to indemnification shall include the right of such a director, officer, partner, member, manager, employee, agent or trustee to be paid the expenses incurred in preparing for, participating (including, without limitation, participation as a witness) in, defending and settling or otherwise resolving a proceeding (collectively called the “defense of a proceeding”) in advance of its final disposition to the fullest extent permitted by the Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader or greater rights to indemnification than the Law prior to such amendment permitted the Corporation to provide); provided, however, that, if the Law requires, the payment of such expenses incurred by a director or officer of the Corporation in his capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such person while a director or officer of the Corporation, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation. Such an undertaking shall not and shall not be deemed to require repayment if such director or officer is entitled to be indemnified by the Corporation for any reason or on any basis. No collateral shall be required to secure performance by such person of his obligations under such an undertaking. An undertaking delivered to the Corporation shall be sufficient regardless of the prospective ability of the person delivering such undertaking to perform his obligations thereunder.

(c) Such right to indemnification may be granted to any other employee or agent of the Corporation or its subsidiaries if, and to the extent, authorized by the Board, the Chief Executive Officer (or, if the position of Chief Executive Officer is vacant, the President) or the General Counsel.

(d) If a claim under this Article V is not paid in full by the Corporation within thirty (30) days after a written demand therefor has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid all expenses of prosecuting such suit. It shall be a defense to any such suit (other than a suit brought to enforce a claim for expenses incurred in the defense of a proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board, independent legal counsel to the Corporation or the stockholders) to have made a determination prior to the commencement of such suit that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Law nor an actual determination by the Corporation (including the Board, independent legal counsel to the Corporation or the stockholders) that the claimant has not met such applicable standard of conduct shall be a defense to such suit or create a presumption in such suit that the claimant has not met the applicable standard of conduct.

Section 2. Indemnification Not Exclusive.

The indemnification of any person under this Article V, or the right of any person to indemnification under this Article V, shall not limit or restrict in any way the power of the Corporation to indemnify or pay expenses for such person in any other manner permitted by law or be deemed exclusive of, or invalidate, any other right which such person may have or acquire under any law, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 3. Successors.

The right of any person to indemnification under this Article V shall (i) survive and continue as to a person who has ceased to be such an officer, director, partner, member, manager, employee, agent or trustee, (ii) inure to the benefit of the heirs, distributees, beneficiaries, executors, administrators and other legal representatives of such person, (iii) not be impaired, eliminated or otherwise adversely affected after such cessation due to any action or inaction by the Corporation, the Board or the stockholders (including, without limitation, amendment of these By-Laws (including, without limitation, a modification or repeal of this Article V) or the Articles of Incorporation or a merger, consolidation, recapitalization, reorganization or sale of assets of the Corporation or any of its subsidiaries), with respect to any claim, proceeding or suit which arose or transaction, matter, event or condition which occurred or existed before such cessation, (iv) be a contract right, enforceable as such, and (v) be binding upon all successors of the Corporation.

For purposes of this Article V, a “successor” of the Corporation includes (i) any person who acquires a majority of the assets or businesses of the Corporation and its subsidiaries (on a consolidated basis) in a single transaction or a series of related transactions, (ii) any person with whom the Corporation merges or consolidates (unless the Corporation is the survivor of such merger or consolidation) and (iii) any person who is the ultimate parent of any person with whom the Corporation merges or consolidates where the Corporation is the survivor of such merger or consolidation (unless the person with whom the Corporation merges or consolidates was, prior to such merger or consolidation, more creditworthy and had a larger market capitalization than the Corporation prior to such merger or consolidation). For purposes of the preceding sentence, “merger,” “consolidation” and like terms shall include binding share exchanges and similar transactions.

The Board shall, as a condition precedent to any transaction described in the preceding paragraph, require the successor to irrevocably and unconditionally assume the obligations contemplated by this Article V.

Section 4. Insurance.

The Corporation may purchase and maintain insurance on behalf of any person who is or was such an officer, director, partner, member, manager, employee, agent or trustee against any liability asserted against or incurred by such person as such an officer, director, partner, member, manager, employee, agent or trustee or arising out of such person’s status as such an officer, director, partner, member, manager, employee, agent or trustee, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article V or applicable law.

The Corporation shall not, without prior approval of the Board (and, as to each director and executive officer of the Corporation who ceased to be a director or executive officer within three (3) years prior to the effective date thereof, the prior approval of each such director and executive officer), reduce or eliminate in any material respect, or fail to renew, any such insurance then in effect. A reduction in insurance includes, without limitation, an increase in deductibles or co-payments, a reduction in the aggregate amount of insurance or an addition of exclusions from coverage or other reduction in scope of coverage.

Section 5. Definition of Certain Terms.

(a) For purposes of this Article V: references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; any service as a director, officer, fiduciary, employee or agent of the Corporation or any of its subsidiaries which imposes duties on, or involves services by, such director, officer, fiduciary, employee or agent with respect to an employee benefit plan, its trusts, its participants or its beneficiaries (including, without limitation, service as a member of any committee that manages, administers or performs similar functions with respect to any employee benefit plan, trust, participant or beneficiary) shall be deemed to be service covered by Section 1(a) of this Article V; references to “indemnification” and like terms shall include holding harmless and payment of expenses as provided herein; and references to “proceedings” included all related appeals of any kind.

(b) For the purposes of this Article V and the Law, a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, its trusts, its participants or its beneficiaries shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation.”

(c) For the purposes of this Article V: references to “expenses” shall include all attorneys’ fees, retainers, court costs, transcript costs, expert fees, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and other disbursements or expenses of the types customarily incurred in connection with the defense of a proceeding or prosecution of a suit, all costs relating to any appeal bond and all federal, state, local or foreign taxes, charges, duties and similar imposts and assessments incurred or assessed as a result of the actual or deemed receipt of any expenses under this Article V; and references to “liabilities and losses” shall include judgments, fines, amounts paid or to be paid in settlement, and assessments, and all federal, state, local or foreign taxes, charges, duties and similar imposts and assessments incurred or assessed as a result of the actual or deemed receipt of any liabilities or losses under this Article V.

ARTICLE VI. CONTRACTS; BANK ACCOUNTS

Section 1. Execution of Contracts.

Except as provided otherwise in these By-Laws, the Board may from time to time authorize any officer, employee, agent or representative of the Corporation, in the name and on behalf of the Corporation, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authorization may be general or confined to specific instances. Unless so authorized by the Board or these By-Laws, no officer, employee, agent or representative shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit or to render it pecuniarily liable for any purpose or to any amount.

Section 2. Checks; Drafts; Notes; Loans.

All checks, drafts and other orders for the payment of moneys out of the funds of the Corporation and all notes or other evidences of indebtedness of the Corporation shall be signed by one or more officers or agents of the Corporation in the name and on behalf of the Corporation in the manner authorized from time to time by the Board or these By-Laws. No loans shall be contracted on behalf of the Corporation, and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

Section 3. Deposits.

All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation in the banks, trust companies or other depositories selected from time to time by the Board or by an officer, employee, agent or representative of the Corporation to whom such authority may from time to time be delegated by the Board or these By-Laws. For the purpose of making such a deposit, any officer, employee, agent or representative to whom authority to make such a deposit is delegated by the Board or these By-Laws may endorse, assign and deliver checks, drafts and other orders for the payment of moneys which are payable to the order of the Corporation.

ARTICLE VII. SHARES; DIVIDENDS

Section 1. Certificates.

Shares of the capital stock of the Corporation may, but shall not be required to, be issued in certificated form. If such stock is certificated, the certificates shall be duly numbered and registered in the order of their issue. Certificates for shares of capital stock and other securities of the Corporation shall be issued in such forms as the Board may prescribe. Such certificates shall be signed by the Chairperson of the Board, the Chief Executive Officer, the President or a Vice President and by the Secretary or the Treasurer. The seal of the Corporation or a facsimile thereof shall be affixed on such certificates, and such certificates shall be countersigned and registered in such manner, if any, as the Board may prescribe. The signatures of the officers upon such certificates may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such an officer, transfer agent or registrar before such certificate is issued, such certificate may be issued with the same effect as if he were such officer, transfer agent or registrar on the date of issuance of such certificate. Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of holders of certificates representing shares of stock of the same class and same series shall be identical. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation may send to the registered owner thereof a written notice that sets forth the name of the Corporation, that the Corporation is organized under the laws of the State of Nevada, the name of the stockholder, the number and class (and the designation of the series, if any) of the shares represented, and any restrictions on the transfer or registration of such shares of stock imposed by the Articles of Incorporation, these By-laws, any agreement among stockholders or any agreement between stockholders and the Corporation.

Section 2. Transfers.

The capital stock held of record shall be transferable only on the transfer books of the Corporation, subject to these By-Laws, by the owner in person, or by attorney or legal representative, written evidence of whose authority shall be filed with the Corporation. No transfer of shares of capital stock shall be valid until such transfer has been entered on the books of the Corporation by an entry showing from and to whom transferred and, (i) if the stock is certificated, the transfer shall not be valid until the surrender of the certificate, duly endorsed or accompanied by proper evidence of succession, assignation or transfer, and cancellation of the certificate representing the same or (ii) if the stock is uncertificated, the transfer shall not be valid unless accompanied by a duly executed stock transfer power or other proper transfer instructions from the registered owner of such uncertificated shares, or from a duly authorized attorney or from an individual presenting proper evidence of succession, assignment or authority to transfer the shares. The person in whose name shares of capital stock of the Corporation stand on the records of the Corporation shall be deemed the owner of such shares for all purposes as regards the Corporation. The Board may make such additional rules and regulations and take such action as it may deem expedient, not inconsistent with the Articles of Incorporation and these By-Laws, concerning the issue, transfer and registration of certificates.

Section 3. Lost or Destroyed Certificates.

The Corporation may issue (i) a new certificate or certificates of stock or (ii) uncertificated shares in place of any certificate or certificates previously issued by the Corporation for shares of capital stock of the Corporation in order to replace any certificate theretofore issued by it alleged to have been lost, stolen or destroyed, and the Corporation may require the holder of the lost, stolen or destroyed certificate, or his legal representative, to give to the Corporation a bond or other security to indemnify it against all losses, liabilities and expenses (including attorney’s fees and expenses) incurred in connection with investigating, defending and settling any claim that may be made against it on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

Section 4. Fractions of a Share.

The Corporation shall have the authority to issue (but shall not be obligated, under these By-Laws, to issue) fractions of a share of any class or series of capital stock of the Corporation. In lieu of issuing a fraction of a share of any class or series of capital stock of the Corporation, the Corporation may (i) make such payments or (ii) issue that number of whole shares of such class or series of capital stock of the Corporation, in each case as may be determined using such equitable method as any officer of the Corporation or the Board may select or the Articles of Incorporation or the Law may require.

Section 5. Dividends.

Subject to the provisions of the Articles of Incorporation and to the extent permitted by the Law, the Board may declare and the Corporation may pay dividends on shares of any class or series of capital stock of the Corporation at such times and in such amounts as, in the opinion of the Board, the conditions of the business of the Corporation render advisable. Before declaration or payment of any dividend or making of any distribution, the Board may set aside out of the surplus or net profits of the Corporation such sum or sums as the Board may from time to time, in its absolute discretion, deem proper as a reserve fund to meet contingencies or for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purposes as the Board may from time to time deem to be in the best interests of the Corporation.

ARTICLE VIII. CORPORATE SEAL

The Board may adopt a corporate seal of the Corporation which shall be in such form as the Board may from time to time determine. When authorized by these By-Laws or by the Board, a facsimile of the corporate seal may be affixed in lieu of the corporate seal.

ARTICLE IX. FISCAL YEAR

The fiscal year of the Corporation shall be fixed from time to time by the Board.

ARTICLE X. PRINCIPAL EXECUTIVE OFFICES

The Board shall fix the location of the principal executive office of the Corporation at any place within or outside the State of Nevada. The Corporation may have such other offices, either within or outside of the State of Nevada, as the business of the Corporation may require from time to time.

ARTICLE XI. AMENDMENTS

These By-Laws, in whole or in part, may be amended or repealed and new By-Laws, in whole or in part, may be adopted by either the Board or the Corporation’s stockholders.

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